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                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-00000) pertaining to the Long-Term Incentive Plan of our report dated June 22, 2001, with respect to the consolidated financial statements of National Commerce Financial Corporation included in its Annual Report (Form 10-K/A) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                       /s/ Ernst & Young LLP

Memphis, Tennessee
July 26, 2001